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                                                                EXHIBIT 4.1


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
     NUMBER                                                                                         SHARES
  [          ]                                    BELK, INC.                                      [         ]
                                            Class B Common Stock
                                               Par Value $.01


     This Certifies that





     is the owner of


Shares of the Capital Stock of

                              transferable only on the books of the Corporation by the holderhereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed to the Transfer
                              Agent at 2801 West Tyvola Road, Charlotte, North Carolina.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
                                   Witness the seal of the Corporation and the signatures of its duly authorized officials.



COUNTERSIGNED AND REGISTERED
          LEGAL DEPARTMENT, BELK STORES SERVICES, INC.
                                        TRANSFER AGENT AND REGISTRAR       [PAR VALUE]

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                      (AUTHORIZED SIGNATURE)
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THE CORPORATION IS AUTHORIZED TO ISSUE TWO OR MORE CLASSES OF STOCK AND SEPARATE
SERIES THEREOF. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST
AND WITHOUT CHARGE, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES
AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCE AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
     TEN COM  - as tenants in common    UGTMA-(Name) as Custodian for (Name
                                              of Minor) under the (Name State of
                                              Residence) Uniform Gifts to Minor
                                              Act
     TEN ENT  - as tenants by the
                entireties
     JT TEN   - as joint tenants with   UTTMA-(Name) as Custodian for (Name
                right of survivorship         of Minor) under the (Name State
                and not as tenants in         of Residence) Uniform Transfers
                common                        to Minors Act
    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.
  FOR VALUE RECEIVED, (I)(we) hereby sell, assign and transfer unto
[                             ]
 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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as my Attorney-in-fact to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.
Dated
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In the presence of
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                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH NAME WRITTEN UPON THE
                                      FACE OF THIS CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR ANY
                                      CHANGE WHATEVER.